SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 7, 1999

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                    0-24532                   58-2094179
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(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                         Identification Number)



      101 North Greenwood St., P.O. Box 3007
                 LaGrange, Georgia                                30240
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      (Address of principal executive offices)                  (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000



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Item 5.      Other Events
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         On May 7, 1999, the Registrant executed an Agreement and Plan of Merger
(the "Merger Agreement") with Thomaston Federal Savings Bank ("Thomaston Federal"), located in Thomaston, Georgia. The Merger Agreement provides that Thomaston Federal will merge with a wholly-owned subsidiary of the Registrant, with Thomaston Federal being the survivor of the merger. Attached hereto is a copy of the announcement of the combination and a copy of the Merger Agreement by and between the Registrant and Thomaston.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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 (c)        Exhibits.  The following exhibits are filed as part of this report:

 2.1        Agreement  and Plan of Merger by and between the  Registrant   and
            Thomaston Federal Savings Bank dated May 7, 1999.

 99.1       Press release, dated May 7, 1999, issued by the Registrant.



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


                                INDEX OF EXHIBITS

Exhibit
Number                             Description
------                             -----------

  2.1 Agreement and Plan of Merger by and between the Registrant and Thomaston Federal Savings Bank.

 99.1       Press release, dated May 7, 1999.




                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 10, 1999


                                            FLAG Financial Corporation


                                            /s/ John S. Holle
                                            -----------------
                                            By John S. Holle
                                            Chairman of the Board




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